SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant  |X|

Filed by a party other than the registrant  | |

Check the appropriate box:                   | |   Confidential, for Use of the
| |   Preliminary Proxy Statement                  Commission Only (as permitted
|X|   Definitive Proxy Statement                   by Rule 14a-6(e)(2))
| |   Definitive Additional Materials
| |   Soliciting Material Pursuant to Rule 240.14a-11(c) or Rule 240.14a-12

                                    IPI, Inc.
--------------------------------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         |X|      No fee required
         | |      $125 per Exchange Act Rule o-11(c)(1)(ii), 14a-6(i)(1) or Item
                  22(a)(2) of Schedule 14A
         | |      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.

                  (1) Title of each class of securities to which transaction applies:
                  (2) Aggregate number of securities to which transactions applies:
                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                  (4)      Proposed maximum aggregate value of transaction:
                  (5)      Total fee paid:

         | |      Fee paid previously with preliminary materials.

         | | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1)      Amount Previously Paid:
                  (2)      Form, Schedule or Registration Statement No.:
                  (3)      Filing Party:
                  (4)      Date Filed:

                                    IPI, INC.

                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS


                                                          Minneapolis, Minnesota
                                                                  March 27, 2000

TO THE SHAREHOLDERS OF IPI, INC.:

         Notice is hereby given that the Annual Meeting of the Shareholders of IPI, Inc. will be held on April 26, 2000, at 11:00 a.m. at the IPI, Inc. corporate offices located at 15155 Technology Drive, Eden Prairie, Minnesota 55344, for the following purposes:

         1. To elect five directors to serve until the next Annual Meeting of Shareholders;

         2. Approve the amendment to the 1994 Long-Term Incentive Plan which increases the shares reserved for issuance under the plan from 300,000 to 500,000 shares;

         3. To ratify and appoint Arthur Andersen LLP as independent auditors for fiscal year 2000; and

         4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on March 17, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                       By Order of the Board of Directors


                       David A. Mahler
                       SECRETARY



TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE. THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY.

                                    IPI, INC.
              15155 TECHNOLOGY DRIVE, EDEN PRAIRIE, MINNESOTA 55344

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 26, 2000
                                 PROXY STATEMENT

         This Proxy Statement is furnished to the holders of common stock of IPI, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use in connection with the 2000 Annual Meeting of the Shareholders to be held April 26, 2000, and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of the Shareholders. The Company expects that the Notice of Annual Meeting, Proxy Statement and form of proxy will be mailed to the Shareholders on or about March 27, 2000.

         Shareholders of record at the close of business on March 17, 2000 will be entitled to vote at the Annual Meeting or any adjournment thereof. As of March 17, 2000, the Company had 4,859,087 shares of its common stock, $.01 par value (the "Common Stock"), issued, outstanding and entitled to be voted at the Annual Meeting. The Common Stock is the only class of voting securities of the Company. Each holder of outstanding shares of the Common Stock is entitled to one vote per share on all matters being presented at the Annual Meeting. There is no cumulative voting. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. If a broker returns a non-vote proxy, indicating a lack of authority to vote on such matter, then the shares covered by such non-vote shall be deemed present at the Annual Meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to such matter.

         The enclosed proxy, when properly signed and returned to the Company, will be voted by the persons named therein at the Annual Meeting as directed therein. Proxies in which no designation is made with respect to the various matters of business to be transacted at the Annual Meeting will be voted for the nominees for directors as proposed herein; for approval of the amendment to the 1994 Long-Term Incentive Plan to authorize an increase in the shares available for issuance; for the ratification of the appointment of Arthur Andersen LLP as independent auditors of the Company for the current year; and in the best judgment of the persons named in the proxy as to any other matters which may properly come before the Annual Meeting.

         A proxy may be revoked at any time prior to its being exercised at the Annual Meeting by written notification to the Secretary of the Company. Personal attendance at the Annual Meeting is not sufficient to revoke a proxy unless a written notice of proxy termination is filed with an officer of the Company at the Annual Meeting.

         The solicitation of this proxy is made by the Board of Directors of the Company. The solicitation will be by mail and the expense thereof will be paid by the Company. Some of the officers, directors and regular management employees of the Company may also solicit proxies on behalf of management in person or by facsimile transmission or telephone. No additional compensation will be paid to such persons therefor; however, any costs thereof will be borne by the Company. The Company will reimburse brokerage firms, banks and other custodians, nominees and fiduciaries for their expenses reasonably incurred in forwarding solicitation material to the beneficial owners of the Common Stock.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth certain information with respect to the beneficial ownership of the Common Stock of the Company as of March 17, 2000,
(i) by each person known by the Company to beneficially own more than five percent (5%) of the outstanding Common Stock, (ii) by each of the directors and nominees for election to the Board of Directors of the Company, (iii) each of the executive officers of the Company named in the Summary Compensation Table below and (iv) by all directors and executive officers as a group. Unless otherwise noted, each person or group identified has sole voting and investment power with respect to the shares listed.


                                          Number of Shares            Percent of
    Name and Address                    Beneficially Owned(1)    Outstanding Shares(2)
    ----------------                    ---------------------    ---------------------
Jacobs Industries, Inc.                         1,115,180               22.95%
  100 South Fifth Street, Suite 2500
  Minneapolis, MN 55402

Irwin L. Jacobs (3)                             1,140,180(4)            23.46%
  100 South Fifth Street, Suite 2500
  Minneapolis, MN 55402

Dennis M. Mathisen (3)                          1,601,044(5)            32.95%
  903 North Third Street
  Minneapolis, MN  55401

Marshall Financial Group, Inc.                  1,592,044               32.76%
  903 North Third Street
  Minneapolis, MN  55401

Daniel T. Lindsay (3)                             398,771(6)             8.19%
  100 South Fifth Street, Suite 2500
  Minneapolis, MN 55402

Robert J. Sutter (3)                              120,000                2.42%
  15155 Technology Drive
  Eden Prairie, MN 55344

David M. Engel                                     21,000                *
  15155 Technology Drive
  Eden Prairie, MN  55344

Howard E. Grodnick (3)                             28,600(7)             *
  901 Third Street North
  Minneapolis, MN 55401

David C. Oswald                                    18,100                *
  15155 Technology Drive
  Eden Prairie, MN  55344

Thomas C. Johnson                                  13,000                *
  15155 Technology Drive
  Eden Prairie, MN  55344

All directors and officers as a group           3,454,795               68.32%
  (12 individuals)

  *   Less than one percent

(1) The table above contains options exercisable within 60 days of March 17, 2000 in the following amounts: Daniel T. Lindsay - 12,000 shares; Robert J. Sutter - 100,000 shares; David M. Engel - 18,000 shares; Howard E. Grodnick - 20,000 shares; David C. Oswald - 18,000 shares; Thomas C. Johnson - 12,000 shares, and all directors and executive officers as a group (twelve persons) - 198,000 shares.

(2) Shares not outstanding but deemed beneficially owned by virtue of the right to acquire them as of March 17, 2000 or within sixty days of such date are treated as outstanding when determining the percentage shown for a person or group, but are not treated as outstanding when determining the percentages shown for any other person or group.

(3) Currently a member of, and nominee for election to, the Board of Directors of the Company.

(4) Includes 1,115,180 shares owned by Jacobs Industries, Inc. Jacobs Industries, Inc. is wholly owned by Irwin L. Jacobs.

(5) Includes 1,592,044 shares held by Marshall Financial Group, Inc. which is owned 100% by Mr. Mathisen.

(6) Includes 49,271 shares held by Mr. Lindsay's wife, 5,000 shares held by Mr. Lindsay's adult son, and 5,000 shares held by Mr. Lindsay's minor son, all of which Mr. Lindsay disclaims beneficial interest.

(7) Includes 6,600 shares owned by Mr. Grodnick's wife, of which Mr. Grodnick disclaims beneficial interest.


                                CHANGE IN CONTROL

         On January 5, 1998, Jacobs Industries, Inc. ("JII") sold 1,608,500 shares (approximately 34%) of Common Stock to Marshall Financial Group, Inc. ("Marshall"), and certain affiliates of Marshall, pursuant to an Option Agreement, Security Agreement and Buy-Sell Agreement, dated May 28, 1997 for a purchase price per share of $4.20.

         Under the provisions of the Buy-Sell Agreement and upon specified notice, either JII or Marshall has the right to purchase certain shares owned by the other party, or to require the other party to purchase certain of its shares. The Buy-Sell Agreement terminates upon mutual agreement of JII and Marshall. JII owns 1,115,180 shares subject to the Buy-Sell Agreement, and Marshall owns 1,592,044 shares subject to the Buy-Sell Agreement.


                       PROPOSAL ONE: ELECTION OF DIRECTORS

         The number of members of the Board of Directors is currently five. All of the nominees below were elected to the Board of Directors at the last Annual Meeting and all are currently serving as directors of the Company. Dr. Roering resigned from the Board of Directors on December 9, 1999, and the number of directors was reduced from six to five. The Company has not nominated a director to serve in Dr. Roering's stead. Under Minnesota law, as well as the Company's Articles of Incorporation and Bylaws, directors elected by the Board of Directors to fill vacancies serve only until the next Annual Meeting of Shareholders.

         Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the five nominees. If a shareholder of record returns a proxy withholding authority to vote the proxy with respect to any of the nominees, then the shares of the Common Stock covered by such proxy shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such nominee or nominees, but shall not be deemed to have been voted for such nominee or nominees. The affirmative vote of a majority of the outstanding shares of the Common Stock is necessary to elect each nominee. In the unlikely event that any of the nominees is not a candidate for election at the Annual Meeting, the persons named in the accompanying form of proxy will vote for such other persons as the Board of Directors may designate. The Board of Directors has no reason to believe that any nominee will not be a candidate for election.

         Certain biographical information furnished by the Company's Board of Directors is set forth below.

        NAME, BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS AND SELECTED
             OTHER INFORMATION CONCERNING THE DIRECTORS AND NOMINEES

         ROBERT J. SUTTER, 56, was elected President and Chairman of the Board of Directors of the Company in March 1994 and has also served as CEO of the Company since 1995. In January 2000, Mr. Sutter was also elected CEO and President of Dreamcatcher Franchise Corporation ("Dreamcatchers"), a wholly owned subsidiary of the Company. From September 1995 until January 2000, Mr. Sutter has also served as CEO of Insty-Prints, Inc ("Insty-Prints"). Mr. Sutter is currently on the Board of Directors of Integrated Network Technologies, Inc. From August 1991 to March 1994, Mr. Sutter was President of Minstar, Inc. and President and Chief Executive Officer of its subsidiary, Genmar Industries, Inc., a leading recreational power boat manufacturer. From 1989 to August 1991, Mr. Sutter was Senior Vice President of Operations of Jacobs Management Corporation. Prior to 1989, Mr. Sutter was President of the Sports Products Group of Minstar, Inc.

         IRWIN L. JACOBS, 58, was elected to the Board of Directors in March 1997. Mr. Jacobs is Chairman of the Board of Genmar Holdings, Inc., a leading recreational powerboat manufacturer. Mr. Jacobs has also served as Chairman and President of Jacobs Industries, Inc., a holding company (since 1977), President and director of Jacobs Management Corporation, a management services company (since 1981), Chairman of Watkins Incorporated, a company engaged in direct marketing of household and health products (since 1978), and Chairman of Jacobs Trading Company, a company engaged in wholesale of close-out merchandise (since
1989). Mr. Jacobs is the father-in-law of Howard Grodnick.

         DANIEL T. LINDSAY, 55, was elected to the Board of Directors in March 1997. Mr. Lindsay has served as a director of Genmar Holdings, Inc., a leading recreational powerboat manufacturer since 1994, Secretary and director of Jacobs Industries, Inc. (since 1977), Secretary and director of Watkins Incorporated (since 1979), and Secretary and director of Jacobs Management Corporation (since
1981).

         HOWARD E. GRODNICK, 38, was elected to the Board of Directors in March 1994. From 1990 to the present, Mr. Grodnick has been Vice President of Sales of Jacobs Trading Company. From 1986 to 1990, Mr. Grodnick was a manufacturer's representative for various lines of fashion apparel. Mr. Grodnick is the son-in-law of Irwin Jacobs.

         DENNIS M. MATHISEN, 60, was elected to the Board of Directors in December 1997. Mr. Mathisen is the Chairman of the Board of Governors of Marshall Ventures, LLC, and Chief Executive Officer of Marshall Financial Partners, L.P. Mr. Mathisen is President and 100% owner of Marshall Financial Group, Inc., and most recently was President, Chairman of the Board and Chief Executive officer of Mountain Parks Financial Corp. Mr. Mathisen is currently on the Board of Directors of Community First Bankshares, Inc. In 1977, he became associated with Irwin L. Jacobs and related companies, where he served until December 1988, principally as Executive Vice President of Jacobs Management Corporation.

                                  VOTE REQUIRED

         If a quorum is present and voting, directors are elected by a majority of the votes cast for the election of directors at the Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         Directors who are employees of the Company do not receive any additional compensation for service as directors. Each non-employee director is solely compensated under the 1994 Non-Employee Directors Stock Option Plan, except for Messrs. Jacobs and Mathisen who chose not to accept any options under the plan.

         The Board of Directors has established two committees, an Audit Committee and a Compensation Committee. In May 1999, the Board of Directors elected Messrs. Lindsay, Grodnick and Mathisen to serve on the Audit Committee and Messrs. Lindsay, Grodnick and Roering to serve on the Compensation Committees. The Company does not have a nominating committee.

         The Audit Committee met once during fiscal 1999. The Audit Committee is authorized to recommend to the Company's Board of Directors the independent public accountants to be selected to audit the Company's annual financial statements and to review the planned scope of the annual external audit, the independent accountants' report to management and management's responses thereto. The Compensation Committee met one time during fiscal 1999. The Compensation Committee is authorized to establish remuneration levels for Executive Officers, review the performance of the Chief Executive Officer, review management organization and development, review significant non-equity based employee benefit and executive compensation programs and establish and administer equity-based executive compensation programs.

         There were three meetings of the Board of Directors during fiscal 1999. Each director attended 100% of the meetings of the Board of Directors and committees on which they served, except Mr. Jacobs who missed one meeting and Mr. Mathisen who missed two meetings.


                        EXECUTIVE OFFICERS OF THE COMPANY

         DAVID M. ENGEL, 52, was elected Chief Financial Officer of the Company on March 17, 1995 and has been Vice President - Finance and Chief Financial Officer of Insty-Prints since January 1995. In January 2000, Mr. Engel was elected as Vice President Finance and Chief Financial Officer of Dreamcatchers. From January 1993 to January 1995, Mr. Engel was President and Chief Operating Officer of Mac Birdie Golf Gifts, Inc., a Minnesota corporation and franchisor of retail shops selling golf accessories and related items.

From January 1978 to January 1993, Mr. Engel was employed by Farm Credit Bank of St. Paul, Minnesota with his most recent position being that of Senior Vice President - Finance.

         DAVID A. MAHLER, 43, was elected Secretary of the Company in March 1994. In January 2000, Mr. Mahler was elected as Secretary of Dreamcatchers. He also served as Chief Financial Officer of the Company from March 1994 to March 17, 1995. Mr. Mahler has been Treasurer of Insty-Prints since September 1989. He has been Vice President and Treasurer of Jacobs Management Corporation since 1985 and also currently serves as an officer for several other companies affiliated with Jacobs Management Corporation. Mr. Mahler spends approximately 20% of his time working for the Company.

         DAVID C. OSWALD, 45, was elected Vice President of the Company in December 1997, and President of Insty-Prints in January 2000. From 1997 to 2000 Mr. Oswald served as Executive Vice President of Insty-Prints. Mr. Oswald was an independent consultant in the quick printing industry from February 1993 to October 1993. From July 1989 through January 1993, Mr. Oswald was Director of Franchise Development for AlphaGraphics, Inc., a national quick print franchisor. From March 1988 to June 1989, Mr. Oswald was Vice President of Franchise Development for CopyMat, Inc., a regional quick print franchisor.

         THOMAS C. JOHNSON, 55, was elected Vice President of the Company on May 10, 1999. He was elected Vice President-Marketing of Insty-Prints on April 1, 1997. Mr. Johnson owned and operated an Insty-Prints franchise from June 1985 to March 1997 in Bloomington, Minnesota. From April 1975 to May 1985 Mr. Johnson was employed by Telex Communications, Inc., a worldwide manufacturer and distributor of electronic recording and communications devices. While at Telex Mr. Johnson held several positions in sales and marketing management.

         ROBERT E. WARMKA, 34, was elected Vice President - Franchise Services of Insty-Prints in July 1999. Mr. Warmka was Director - Franchise Services for Insty-Prints from April 1996 to July 1999. He was Regional Operations Manager - Franchise Field Services for Insty-Prints from March 1995 until March 1996. He was a Sales Representative for Anderberg-Lund Printing Company, St. Louis Park, Minnesota, from July 1993 to March 1995. From January 1993 until July 1993, Mr. Warmka was a Sales Representative for Ramaley Printing Company in St. Paul, Minnesota.

         JERALD L. BARNHART, 57, was elected Vice President of Dreamcatchers in January 2000. He served as Dreamcatcher Franchise Corporation of Colorado (DFCC) Senior Vice President for Sales, Secretary and Director from 1996 until 2000. From December 1994 until 2000, Mr. Barnhart also served as Vice President and Chief of Operations of an affiliate of DFCC.

         MARGO W. BARNHART, 53, was elected Vice President of Dreamcatchers in January 2000. Ms. Barnhart received her Doctor of Education from Harvard University in 1991. She has served as President, Chief Executive Officer and Director of DFCC from 1996 until 2000 and held the same positions with an affiliate of DFCC from 1994 until 2000.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following table sets forth the cash and non-cash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company and each of the Company's most highly paid executive officers whose total annual salary and bonus exceeded $100,000 (the "Named Executives").



                                                                                  Long-Term Compensation Awards
                                                                                  -----------------------------
                                             Annual Compensation               # of Securities
Name and                          -------------------------------------------     Underlying         All Other
Principal Position                Year     Salary         Bonus     Other (1)     Options (2)     Compensation (3)
------------------                ----     ------         -----     ---------     -----------     ----------------
Robert J. Sutter                  1999    $ 206,900    $ 107,650     $  660         10,000          $   2,500
 PRESIDENT & CHIEF                1998    $ 205,300    $ 109,750     $  528              -          $   2,500
 EXECUTIVE OFFICER                1997    $ 207,800    $ 103,000     $  527              -          $   2,375

David C. Oswald                   1999    $  98,000    $  41,950     $  485         10,000          $   1,730
 VICE PRESIDENT                   1998    $  94,182    $  43,000     $  364              -          $   1,110
                                  1997    $  83,324    $  41,700     $  164         10,000          $   1,532

David M. Engel                    1999    $  72,000    $  32,850     $  300         10,000          $   1,573
 CHIEF FINANCIAL                  1998    $  69,382    $  34,250     $  235              -          $   1,544
 OFFICER                          1997    $  69,167    $  35,400     $  112         10,000          $   1,458

Thomas C. Johnson                 1999    $  86,500    $  27,650     $  456         10,000          $   1,716
 VICE PRESIDENT-                  1998    $  83,266    $  34,950     $  308         10,000          $   1,773
 OPERATIONS                       1997    $  60,333    $  28,000     $  158         10,000



(1)      Represents amounts paid for life insurance.

(2) Represents options granted to purchase shares of Common Stock of the Company.

(3) The amount represents the Company contribution for its 401(k) Plan for the individual.

                    STOCK OPTION GRANTS AND EXERCISES TABLES

         The following tables summarize stock option grants and exercises during fiscal 1999 to or by the Named Executives. Although the Company's 1994 Long-Term Incentive Plan allows the granting of Stock Appreciation Rights ("Rights"), no Rights were granted or exercised during fiscal 1999.


                          OPTION GRANTS IN FISCAL 1999

                                                                       Individual Grants
                                    -----------------------------------------------------------------------------
                                            Number of          % of total Options  Exercise or
                                    Securities Underlying   Granted to Employees   Base Price
Name                                   Options Granted (1)        in Fiscal 1999    ($/Sh)(2)     Expiration Date
--------------------------------    ----------------------  ---------------------  -----------    ---------------
Robert J. Sutter                          10,000                     20.4%            $4.00          12/16/08

David M. Engel                            10,000                     20.4%            $4.00          12/16/08

David C. Oswald                           10,000                     20.4%            $4.00          12/16/08

Thomas C. Johnson                         10,000                     20.4%            $4.00          12/16/08


(1) Each stock option granted has a ten-year term. The options granted vest and become exercisable over five years in equal installments.

(2) All stock options were granted with an exercise price of $4.00 per share, an amount that is not less than the fair market value of the Common Stock on the date of grant, which was the closing price of the Common Stock as reported on the Nasdaq Small-Cap Market or American Stock Exchange on such date.



                 AGGREGATED OPTION EXERCISES IN FISCAL 1999 AND
                       OPTION VALUES AT END OF FISCAL 1999

                                                                         November 30, 1999
                                                       -----------------------------------------------------
                                                              Number of                    Value of
                        Number of                       Securities Underlying             Unexercised
                     Shares Acquired      Value          Unexercised Options        In-the-Money Options (1)
Name                   on Exercise       Realized (1)  Exercisable/Unexercisable   Exercisable/Unexercisable
-----------------    ---------------     ------------  -------------------------   -------------------------
Robert J. Sutter           -0-               -0-           100,000/20,000                  -0-/-0-

David M. Engel             -0-               -0-            18,000/12,000                  -0-/-0-

David C. Oswald            -0-               -0-            18,000/12,000                  -0-/-0-

Thomas C. Johnson          -0-               -0-            12,000/18,000                  -0-/-0-


(1) Value has been determined based upon the difference between the per share option exercise price and the market value of the Common Stock at the date exercised or November 30, 1999.

                              CERTAIN TRANSACTIONS

             MANAGEMENT AGREEMENT WITH JACOBS MANAGEMENT CORPORATION

         The Company and Insty-Prints have each entered into separate, but substantially identical, one-year Management Services Agreements (collectively, the "Management Agreements") with Jacobs Management Corporation, an affiliate of the Company, each effective as of December 1, 1998. The Management Agreements are renewable for two additional one year terms, unless the parties otherwise agree. Accordingly, the Agreements are in effect until December 1, 2000. Jacobs Management Corporation is owned approximately 68% by Irwin L. Jacobs and 32% by Daniel T. Lindsay.

         Pursuant to the Management Agreements, the Company and Insty-Prints have engaged Jacobs Management Corporation to provide managerial and advisory services to both companies when required, including services with respect to general management, financial management, general accounting, marketing and sales assistance, insurance, tax matters, and personnel administration and public relations. The Management Agreements provide that Jacobs Management Corporation shall make available upon request qualified personnel to assist the Company and that Jacobs Management Corporation personnel shall monitor, examine and review the operations of the Company on a regular basis.

         For the services rendered under the Management Agreements and predecessor agreements, Jacobs Management Corporation received an annual management fee of $55,000, payable over twelve months, from the Company and $20,000 from Insty-Prints in fiscal 1999, 1998 and 1997. David A. Mahler, Secretary, who is an employee of Jacobs Management Corporation, received no salary from the Company during fiscal 1999, 1998 and 1997, but was compensated by Jacobs Management Corporation.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors, executive officers and all persons who beneficially own more than ten percent of the outstanding shares of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of such Common Stock. Officers, directors and greater than ten percent beneficial owners are also required to furnish the Company with copies of all
Section 16(a) reports they file. To the Company's knowledge, based upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended November 30, 1999, all Section 16(a) filing requirements applicable to the Company's directors, executive officers and greater than ten percent beneficial owners were satisfied.


          PROPOSAL TWO: AMENDMENT OF THE 1994 LONG-TERM INCENTIVE PLAN

         On March 30, 1994, the Board of Directors and Shareholders of the Company adopted the 1994 Long-Term Incentive Plan (the "Plan") to provide for the granting of stock options and other incentive awards to key employees of the company. The Company originally reserved 250,000 shares of its Common Stock issuance under the Plan.

         On March 21, 1996, the Shareholders approved an amendment to the Plan (the "Amendment") to increase the aggregate number of shares that can be issued under the Plan from 250,000 to 300,000 shares of Common Stock. No other provisions of the Plan were affected by the Amendment.

         On December 20, 1999, the Board of Directors approved an amendment to the Plan (the "Amendment") to increase the aggregate number of shares that can be issued under the Plan from 300,000 to 500,000 shares of Common Stock. No other provisions of the Plan are affected by the Amendment.

         Of the 300,000 shares currently authorized for grant, options with respect to 293,000 shares have been granted and are outstanding to 26 employees. The Board of Directors believes that an increase in the number of shares of Common Stock subject to the Plan is warranted in order to provide for further awards to current and/or new employees.

                             PROVISIONS OF THE PLAN

         The Plan is administered by the Compensation Committee of the Company's Board of Directors (the "Committee"). Key employees of the Company are eligible to receive awards of options to purchase Common Stock ("Options"), Rights, restricted stock of the Company ("Restricted Stock"), or performance awards ("Performance Awards"), or any combination thereof, pursuant to the Plan. The Committee has the discretion to select eligible employees to whom awards will be granted and establish the type, price, amount, size and terms of awards, subject in all cases to the provisions of the Plan and the applicable provisions of the Internal Revenue Code (the "Code"). Options, Rights, Restricted Stock and Performance Awards are hereinafter referred to as "Options."

         Options may be incentive stock options qualified under Section 422 of the Code ("Incentive Stock Option"), Options not so qualified ("Nonqualified Stock Option") or a combination of both. The exercise price of an Incentive Stock Option cannot be less than 100% of the fair market value of the Common Stock on the date the Option is granted, except that if the optionee owns 10% or more of the voting rights of all of the Company's then outstanding Common Stock, the exercise price of an Incentive Stock Option cannot be less than 110% of the fair market value of the Common Stock on the date the Option is granted.

         As of the date hereof, Options for the purchase of 186,400 shares of Common Stock are currently exercisable, including the amounts which have been granted to the executive officers of the Company, as set forth under "Security Ownership of Certain Beneficial Owners and Management." The exercise price of each such Option was set at the market value as reported on the Nasdaq Small-Cap Market and American Stock Exchange of the Common Stock at the time of issuance. All outstanding Options have exercise prices of $4.00 per share, except for 4,000 shares that are at $5.00 per share.

         Each of the outstanding Options becomes exercisable in five equal installments commencing on the first anniversary of the date of grant of such Option, provides for the forfeiture of any nonvested portion 90 days after termination of employment (or one year after the employee's death), and expires on the tenth anniversary of the date of grant. See "Option Grants in Fiscal Year 1999 (Individual Grants)."

         In October 1995, the Company filed a Form S-8 Registration Statement with the Securities and Exchange Commission to register all of the shares of Common Stock subject to the Plan and the 1994 Non-Employee Directors Plan. Upon approval of the Amendment, the Company intends to register the additional shares of Common Stock subject to the Plan.

         The Board has the power to amend or terminate the Plan at any time, except that any amendment which materially increases benefits accruing to participants, increases the number of shares of Common Stock subject to the Plan (other than certain antidilution adjustments) or materially modifies the requirements as to the eligibility under the Plan requires the approval of the shareholders of the Company. No amendment or termination of the Plan or modification of the terms and conditions of an outstanding Option may, without the consent of the participant, adversely affect any right or obligation under any such outstanding Option.

                                  VOTE REQUIRED

         The affirmative vote of not less than a majority of the Common Stock represented either in person or by proxy and entitled to vote at the Annual Meeting will be required to approve the Amendment to the Plan.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE PLAN.


      PROPOSAL THREE: RATIFICATION AND APPOINTMENT OF INDEPENDENT AUDITORS

         Arthur Andersen LLP were the independent auditors for the fiscal year ended November 30, 1999, and the Company has selected them as auditors for the fiscal year ending November 30, 2000. Representatives of Arthur Andersen LLP are expected to be present at the meeting and will be allowed to make a statement if they wish. Additionally, they will be available to respond to appropriate questions from shareholders during the meeting.

                                  VOTE REQUIRED

         If a quorum is present and voting, the affirmative vote of a majority of the votes cast for the ratification and appointment of the independent auditors will be required to ratify and appoint the independent auditors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPOINTMENT OF THE INDEPENDENT AUDITORS.


                              SHAREHOLDER PROPOSALS

         Rule 14a-8 of the SEC permits shareholders of a company, after timely notice to the company, to present proposals for shareholder action in the company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by company action in accordance with the proxy rules. The Company's 2001 Annual Meeting of Shareholders is expected to be held on or about April 27, 2001, proxy materials for that meeting are expected to be mailed on or about March 27, 2001. Under SEC Rule 14a-8, shareholder proposals to be included in the Company's proxy statement for that meeting must be received by the Company on or before January 11, 2001.


                                  OTHER MATTERS

         The Board of Directors does not know of any matters to be presented at the Annual Meeting other than those listed in the Notice of Annual Meeting of Shareholders. However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters insofar as the proxies are not limited to the contrary.

         To the extent that information contained in the Proxy Statement is peculiarly within the knowledge of persons other than the management of the Company, it has relied on such persons for the accuracy and completeness thereof.


                                  ANNUAL REPORT

         An Annual Report of the Company setting forth the Company's activities and containing financial statements of the Company for the fiscal year ended November 30, 1999 accompanies this Notice of Annual Meeting and proxy solicitation material.

        PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.


                      By Order of the Board of Directors,


                      David A. Mahler, SECRETARY

                                    IPI, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                           IPI, Inc. Corporate Offices
                             15155 Technology Drive
                          Eden Prairie, Minnesota 55344

                             MONDAY, APRIL 26, 2000
                                   11:00 A.M.



IPI, Inc.
15155 Technology Drive
Eden Prairie, MN  55344                                                    PROXY
--------------------------------------------------------------------------------

The undersigned, revoking all prior proxies given by the undersigned for the Annual Meeting of the Shareholders of IPI, Inc. to be held on Wednesday, April 26, 2000 at 11:00 a.m., at the principal offices of IPI, Inc. located at 15155 Technology Drive, Eden Prairie, Minnesota 55344, hereby appoints Robert J. Sutter as proxy, with full power of substitution and revocation, to vote for the undersigned and in the name of the undersigned all shares of common stock of IPI, Inc. of the undersigned, as if the undersigned were personally present and voting at said Annual Meeting, and all adjournments or postponements thereof, upon the matters set forth below.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. It will be voted on the matters set forth on the reverse side of this form as directed by the stockholder, but if no direction is made in the space provided, it will be voted FOR the election of all nominees to the Board of Directors named herein and FOR the other proposals.



                      SEE REVERSE FOR VOTING INSTRUCTIONS.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided.



                                                      \/ PLEASE DETACH HERE \/



                                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.
1.  Election of directors: 01 Robert J. Sutter    03 Irwin L. Jacobs    05 Howard Grodnick   [ ] Vote FOR      [ ] Vote WITHHELD
                           02 Dennis M. Mathisen  04 Daniel T. Lindsay                           all nominees      from all nominees
                                                                                ----------------------------------------------------
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)
                                                                                ----------------------------------------------------
2.  Approve the Amendment to the 1994 Long-Term Incentive Plan, which
    increases the shares from 300,000-500,000.                                         [ ] For     [ ] Against    [ ] Abstain
3.  Ratification and appointment of Arthur Andersen LLP as independent
    auditors for the fiscal year 1999.                                                 [ ] For     [ ] Against    [ ] Abstain
4.  In their discretion, the proxies are authorized to transact such other business as may properly come before the meeting and any adjournments or postponements thereof.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL
Address Change? Mark Box [ ]  Indicate changes below:                                  Date__________________________________
                                                                                ----------------------------------------------------



                                                                                ----------------------------------------------------
                                                                                Signature(s) in Box
                                                                                Shareholder must sign exactly as the name appears at
                                                                                left. When signed as a corporate officer, executor,
                                                                                administrator, trustee, guardian, etc. please give
                                                                                full title as such. Both joint tenants must sign.